SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event recorded) December 31, 1998


                         RAVEN MOON INTERNATIONAL, INC.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                    000-24727                59-3485779
------------------------------      --------------          --------------------
       (State or other             (Commission File          (IRS Employer
jurisdiction of incorporation)         Number)              Identification No.)


250 International Parkway, Suite 114, Heathrow, FL                 32746
--------------------------------------------------                ---------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code 407-805-9131


 Ybor City Shuttle Service, Inc., 1726 E. 7th Avenue, Suite 11, Tampa, FL 33605
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

     Effective November 3, 1998, the shareholders of Ybor City Shuttle Service, Inc. approved and adopted an Agreement and Plan of Merger with International Resorts and Entertainment Group, Inc., and Raven Moon Entertainment, Inc., all Florida based companies. Upon completion of said Merger, Ybor City Shuttle Service, Inc. elected to adopt the name of Raven Moon International, Inc. retaining its offices in Lake Mary, Florida.

     The surviving corporation, Raven Moon International, Inc., amended articles on December 31, 1998, to increase the capitalization from Fifty Million (50,000,000) shares of Common Stock to One Hundred Million (100,000,000) Shares of Common Stock having a par value of $0.0001 per share. The authorized Preferred Stock shall remain at Fifty Million (50,000,000) shares having a value of $0.0001 per share.

     The acquisition and merger was accomplished by an exchange of all issued and outstanding shares as follows: (a) Upon effective date, each share of Raven Moon Entertainment, Inc.'s common stock, issued and outstanding, was converted into and exchanged for One (1) share of common stock of the surviving company, Raven Moon International, Inc. (b) Each share of International Resorts and Entertainment Group, Inc.'s common stock, issued and outstanding was converted into and exchanged for One-Fifteenth (1/15) shares of the surviving company, Raven Moon International, Inc. the amount of shares due to each shareholder shall be rounded to the nearest whole number of shares (c) the tendered offer at the time of the merger was made at Seventy Five Cents ($.75) per share and the market price of the surviving company was established for its restricted common stock at Twelve Dollars ($12.00) per share.

     Raven Moon International, Inc. shall continue to delve into a wide range of products and services and to further develop its television and film productions, transportation systems catering to the Metropolitan areas of the country (currently existing in Tampa), as well as the manufacturing of hearing devices innovatively marketed through the dental industry having the potential profit of Nine Million ($9,000,000) Dollars net over the next five years.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements:

Consolidated Balance Sheet as of September 30, 1998

Consolidated Income Statement as of September 30, 1998

Consolidated Statement of Retained Earning as of September 30, 1998

Consolidated Statement of Cash Flows as of September 30, 1998

Notes to Consolidated Financial Statements

(b) Exhibits

     Plan of Merger dated October 21, 1998

     Articles of Merger by and among Raven Moon Entertainment, Inc., Ybor City Shuttle Service, Inc. and International Resorts and Entertainment Group, Inc. dated December 18, 1998

     November 19, 1998 Press Release of International Resorts and Entertainment Group, Inc.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RAVEN MOON INTERNATIONAL, INC.


Date:        March 29, 1999                  By: /s/ Wallace L. Strawder
                                                 -------------------------------
                                                 Wallace L. Strawder, President

                                     ASSETS
                                     ------

Cash - Operating                                                  30,030.12
Contract Rcvble - NAmer                                        1,000,000.00
Due from Employees                                                 3,245.00
Other Receivables                                                205,132.99
                                                            ---------------
        Total Current Assets                                   1,247,408.11

Furniture & Fixtures                                               5,148.00
Accumulated Depreciation                                            (949.00)
                                                            ---------------
        Total Fixed Assets                                         4,199.00

Prepaid Expenses                                                     240.00
Diposits                                                           2,546.00
Organization Costs                                                19,539.00
Amortization-Org. Costs                                           (2,930.85)
Royalty Rights                                                    50,000.00
Production Rights                                                  3,000.00
                                                            ---------------

        Total Other Assets                                        72,394.15
                                                            ---------------

                Total Assets                                   1,324,001.26
                                                            ===============

                              LIABILITIES & EQUITY
                              --------------------

Accrued Liabilites                                               195,056.65
Accounts Payable                                                   1,226.65
Payroll Taxes Payable                                              4,455.38
Fed. Income Tax Payable                                           20,098.00
                                                            ---------------

        Total Current Liabilities                                220,836.68


Total Long Term Liabilities                                            0.00
                                                            ---------------
        Total Liabilities                                        220,836.68

Common Stock                                                     913,060.18
Additional Paid-in Capital                                       455,019.00
Retained Earnings                                               (338,488.04)
Current Earnings                                                  73,573.44
                                                            ---------------

        Total Equity                                           1,103,164.58
                                                            ---------------
                Total Liab. & Equity                           1,324,001.26
                                                            ===============

        YEAR RATIO ............:                       NET REVENUE      9 MONTHS
                                                                          RATIO
================================================================================
INCOME
        Sales                                             56,921.00         4.3
        Marketing Fees                                   146,505.00        11.1
        VMT Fees Earned                                  112,300.00         8.5
        Sale of Vacation Club Rgt                      1,000,000.00        76.0
        Returns & Allowances                                (205.00)        0.0
                                                       ------------        -----
        Net Sales                                      1,315,521.00       100.0

COST OF GOODS SOLD
        Main Fees                                         38,493.04         2.9
        Consultant Fees                                  649,583.67        49.4
        Talent Expenses                                   60,094.90         4.6
        C.R. Lotto Deal                                   40,000.00         3.0
        Supplies                                          63,204.02         4.8
        Marketing Expenses                                19,600.00         1.5
        Advances Paid Out                                 13,425.00         1.0
        Printing                                           6,424.10         0.5
        Other Public Entity Exp                              870.95         0.1
        Freight                                            2,061.23         0.2
                                                       ------------        -----
        Total Cost of Goods Sold                         893,756.91        67.9
                                                       ------------        -----
        Gross Profit                                     421,764.09        32.1

EXPENSES
        Salaries                                          24,157.25         1.8
        Payroll Taxes                                     15,548.28         1.2
        Advertising                                          680.00         0.1
        Amortization                                       2,930.85         0.2
        Auto Expense                                         539.00         0.0
        Automobile Lease                                   8,116.74         0.6
        Bad Debts                                        119,886.45         9.1
        Bank Service Charges                                 530.00         0.0
        Commissions                                       35,500.00         2.7
        Computer Expense                                   9,533.12         0.7
        Contributions                                        600.00         0.0
        Depreciation                                         827.00         0.1
        Director's Fees                                    6,000.00         0.5
        Dues & Subsrcriptions                              1,143.96         0.1
        Employee Benefits                                  1,954.34         0.1
        Equipment Rent                                     8,257.80         0.6
        Insurance                                          9,613.93         0.7
        Legal Fees Expense                                   424.94         0.0

        YEAR RATIO ............:                      NET REVENUE      9 MONTHS
                                                                        RATIO
================================================================================

        Licenses                                             20.00          0.0
        Mileage Reimbursement                               174.91          0.0
        Office Expense                                    6,790.29          0.5
        Paging Expense                                      249.18          0.0
        Postage                                           8,802.93          0.7
        ProfessionalFees                                 11,776.56          0.9
        Rent                                             23,272.58          1.8
        Repairs & Maintenance                             2,660.62          0.2
        Taxes - Other                                       831.40          0.1
        Telephone                                        10,852.16          0.8
        Temporary Labor                                     624.51          0.0
        Transfer AgentFees                                9,995.32          0.8
        Travel                                            5,798.53          0.4
                                                       -----------    ----------
        Total Expenses                                  328,092.65         24.9
                                                       -----------    ----------
        Net Operating Income                             93,671.44          7.1
                                                       -----------    ----------
OTHER INCOME

        Total Other Income                                    0.00          0.0
                                                       -----------    ----------
OTHER EXPENSES

        Total Other Expenses                                  0.00          0.0
                                                       -----------    ----------

        Income Before Taxes                              93,671.44          7.1

        Income Taxes                                     20,098.00          1.5
                                                       -----------    ----------
        Net Income                                       73,573.44          5.6
                                                       ===========    ==========

RETAINED EARNINGS (DEFICIT), JANUARY 1, 1998            ($ 338,488)

NET INCOME NINE MONTHS ENDED SEPTEMBER 30, 1998             73,573

RETAINED EARNINGS (DEFICIT), SEPTEMBER 30, 1998         ($ 264,915)
                                                        ==========

Cash Flows from Operating Activities:
  Net Income                                                        $    73,573
  Adjustments to Reconcile Net
    Income to Net Cash Provided
    by Operating Activities:
      Depreciation and Amortization                                       3,758
      (Increase) Decrease In:
        Receivables                                                   1,163,878
        Prepaid Expenses                                                    240
      Increase (Decrease) In:
        Payables                                                        198,599
                                                                    -----------

Net Cash Applied to Operating Activities                            ($  888,188)

Net Cash From Investing
  Activities:
    Stock Sales                                                     $   903,735
    Paid-in Capital                                                      34,954
                                                                        938,689
                                                                    -----------
Net Cash Applied to Investing
  Activities:
    Organization Costs                                                  (21,039)
                                                                    -----------

Net Increase in
Cash                                                                     29,462

Cash, Beginning of Year                                                   9,568
                                                                    -----------

Cash, End of Year - September 30, 1998                              $    39,030
                                                                    ===========

                         RAVEN MOON INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998




Note 1 - Summary of Significant Accounting Policies and Other Information:

     Nature of Business:

          Raven Moon International, Inc. is a diversified company. It is in the entertainment industry, specifically producing various music venues and television programs. In addition, the company is involved in the transportation industry. The company also markets a hearing aide device and is constantly in search of other research and development projects.

     Recent Developments:

          The Company recently changed its name from Ybor City Shuttle Service, Inc. to Raven Moon International, Inc. Ybor City Shuttle Service, Inc. combined with International Entertainment Group, Inc. and International resorts & Entertainment Group, inc. prior to the corporate name change. Raven Moon International, Inc. intends to operate with four subsidiaries.

     Accounts Receivable:

          As of the statement date, there are no accounts receivables considered uncollectible. Bad debts are written off as they are deemed uncollectible. For the nine-month period ended September 30, 1998 the company has written off $119,886.45 in accounts deemed uncollectible.

     Property and Equipment:

          Property is carried at cost and is reduced by allowances for depreciation using accelerated and straight-line methods over the estimated useful lives of the assets. Estimated useful lives vary from five to ten years. Gains or losses on the disposition of property are recognized in the period in which the assets are disposed.

     Amortization of Organization Costs:

          Amortization of organization costs has been computed over a 60-month period of time.

     Taxes on Earnings:

          Taxes on earnings are based on the current Internal Revenue Code.